Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Mairs & Power Small Cap Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated June 28, 2023 to the
Prospectus and Summary Prospectus
dated April 30, 2023

As part of a transition plan established by Mairs & Power, Inc. (the “Adviser”), the investment adviser to the Mairs & Power Small Cap Fund (the “Small Cap Fund”), Michael C. Marzolf has been named Lead Portfolio Manager of the Small Cap Fund. Andrew R. Adams will continue to manage the Small Cap Fund as a Co-Manager of the Fund. Christopher D. Strom, Co-Manager, will continue to manage the Small Cap Fund with Mr. Marzolf and Mr. Adams. These changes are effective at the close of business on July 1, 2023.

1.The Prospectus section titled “Summary Section – Management” and the Summary Prospectus section titled “Management” for the Small Cap Fund are each deleted in their entirety and replaced by the following:

Management
The Fund employs Mairs & Power, Inc. to manage the Fund’s investment portfolio. The Fund’s portfolio managers are as follows:

Name/Primary Title with Fund	Primary Title with Adviser	Tenure with the Fund	Tenure with the Adviser*
Michael C. Marzolf, Lead Portfolio Manager	Investment Manager	Lead Portfolio Manager of the Fund since July 1, 2023; Co-Manager of the Fund and the Predecessor Small Cap Fund from January 1, 2022 to June 30, 2023	Since 2021
Andrew R. Adams, Co-Manager	Chief Investment Officer	Co-Manager of the Fund since July 1, 2023; Lead Portfolio Manager of the Fund and the Predecessor Small Cap Fund from August 20, 2021 to June 30, 2023; Co-Manager of the Predecessor Small Cap Fund from April 1, 2019 to August 20, 2021; Lead Portfolio Manager of the Predecessor Small Cap Fund from 2011 to April 1, 2019
Since 2006
Christopher D. Strom, Co-Manager	Investment Manager	Co-Manager of the Fund and the Predecessor Small Cap Fund since January 1, 2021	Since 2017
*Tenure with the Adviser is the year each individual started employment with the Adviser and may not align with their primary title with the Adviser.

2.The biographical information for Mr. Adams and Mr. Marzolf in the Prospectus section titled “Management and Organization of the Funds – Portfolio Managers” is replaced by the following:

Andrew R. Adams joined the Adviser in 2006 and has served as Executive Vice President since 2016 and Chief Investment Officer since 2018. He previously served as Vice President and Investment Manager since joining the Adviser. Mr. Adams has been primarily responsible for the day-to-day management of the Growth Fund and Predecessor Growth Fund as Lead Portfolio Manager since April 1, 2019. Prior to such date, he was Co-Manager of the Growth Fund from 2015. Mr. Adams has served as Co-Manager of the Small Cap Fund since July 1, 2023. Prior to such date, he served as Lead Portfolio Manager of the Small Cap Fund and Predecessor Small Cap Fund from August 20, 2021 to June 30, 2023, served as Co-Manager of the Predecessor Small Cap Fund from April 1, 2019 until August 20, 2021, and served as Lead Portfolio Manager of the Predecessor Small Cap Fund from its inception in 2011 to April 1, 2019. Mr. Adams began his career in 1997 as a securities analyst with Advantus Capital Management (now Securian Asset Management) where he also served as an investment officer prior to his departure in 2003. Before joining the Adviser, Mr. Adams worked as a portfolio manager at U.S. Bancorp Asset Management (now Nuveen Asset Management) in Minneapolis, where he co-managed a small-cap blend mutual fund. Mr. Adams earned a BBA from the University of Wisconsin, Madison in finance and mathematics. He then earned an MS degree in finance, also from the University of Wisconsin, Madison, where he participated in the Applied Security Analysis Program. Mr. Adams is a CFA charterholder as well as a Chartered Investment Counselor.

Michael C. Marzolf joined the Adviser in December 2021 and serves as Vice President and Investment Manager of the Adviser. Mr. Marzolf has been primarily responsible for the day-to-day management of the Small Cap Fund as Lead Portfolio Manager since July 1, 2023. Prior to such date, he was Co-Manager of the Small Cap Fund and Predecessor Small Cap Fund since January 1, 2022. He previously served as Vice President of Research and Investment Manager at Sit Investment Associates, Inc. from 2016 to December 2021 and, before that, he worked for Ameriprise/Columbia Management. Mr. Marzolf earned a Bachelor of Science degree in accounting from the University of St. Thomas.

Please retain this Supplement with your Prospectus and SAI for future reference.

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